Summary
Prospectus

February 29, 2012

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated February 29, 2012 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

International Select Fund

Class  A  ......  VISFX

Class  C  ......  VISKX

Class  I  ......  VISIX

Class  Y  ......  VISYX

VictoryFunds.com
800-539-FUND

(800-539-3863)

International Select Fund Summary

Investment Objective

The Fund seeks to provide capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 20 of the Fund's Prospectus and on page 47 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of puchase or sale price)	NONE	1.00%	NONE	NONE
Redemption Fees[1] (as a percentage of the amount redeemed)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses[2] (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) fees	0.00%	1.00%	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	2.95%	2.53%	0.28%	2.70%
Acquired Fund Fees and Expenses[3]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	3.79%	4.37%	1.12%	3.54%
Fee Waiver/Expense Reimbursement	(2.35)%	(2.18)%	0.00%	(2.35)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.44%	2.19%	1.12%	1.19%

1This fee only applies to Fund shares redeemed or exchanged within the first 30 days of their acquisition by either a purchase or exchange.

2Due to the planned liquidation of the Victory Money Market Funds, expenses of the Fund presented in this table have been adjusted to reflect certain expenses of the Trust that will no longer be borne by the Money Market Funds going forward. As a result, the expenses described in this table may vary from similar information presented in the Financial Highlights section of this Prospectus, which reflects historical information.

3Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund and are not included in the Fund's Financial Highlights disclosed later in this Prospectus. Therefore, the Total Annual Fund Operating Expenses stated above do not correlate to the ratio of expenses to average net assets that appears in the Fund's Financial Highlights. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the Fund.

4The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) of Class A, Class C, Class I and Class Y shares do not exceed 1.40%, 2.15%, 1.15% and 1.15% until at least August 31, 2017, August 31, 2017, August 31, 2017 and February 28, 2017, respectively.

International Select Fund (continued)

Fund Fees and Expenses (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,004	$1,317	$3,399
Class C (If you sell your shares at the end of the period.)	$322	$685	$1,175	$3,623
Class C If you do not sell your shares at the end of the period.)	$222	$685	$1,175	$3,623
Class I	$114	$356	$617	$1,363
Class Y	$121	$378	$654	$2,867

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 127% of the average value of its portfolio.

International Select Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in a select group of equity securities of foreign companies. The Fund may invest in any type or class of securities of companies of any size and from any country. It invests mainly in the securities of established companies in developed countries outside of the United States.

Under normal circumstances, the Fund:

■  Intends to invest at least 80% of its net assets in foreign equity securities. For purposes of this policy, "foreign equity securities" include securities of foreign-based companies list on foreign exchanges and depository receipts and exchange traded funds (ETFs) that hold permitted foreign equity securities; and "net assets" include any borrowings for investment purposes.

■  Will invest at least 50% of the Fund's net assets in securities that are represented in the MSCI AC World Index ex USA.

■  May invest up to 20% of the Fund's net assets in cash, cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.

■  May invest up to 35% of the Fund's net assets in securities of companies located in emerging markets.

■  May invest in preferred stocks and other securities with equity characteristics, such as convertible securities.

■  May also invest in derivatives, such as futures and options contracts, for hedging and for risk management purposes, as well as to seek to enhance potential gain and as a substitute for purchasing securities. See "Futures and options risks."

There is no guarantee that the Fund will achieve its objectives.

Principal Risks:

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  Foreign securities lose market share or profits. Foreign securities generally experience more volatility than their domestic counterparts.

■  Emerging market companies lose market share or profits. Emerging markets generally experience the most volatility.

■  Smaller companies lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.

■  Derivative instruments, including futures and options contracts used for asset substitution, do not perfectly replicate direct investment in the security.

■  Returns are reduced as a result of actively trading the Fund's portfolio.

■  A company's earnings do not increase as expected.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

International Select Fund (continued)

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C and Class I shares of the Fund, including applicable maximum sales charges, compare to those of the MSCI AC World Index ex USA. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com. Past performance information is not presented for Class Y shares as the share class is new as of the date of this Prospectus.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  20.47% (quarter ended June 30, 2009)

Lowest  -23.73% (quarter ended September 30, 2011)

International Select Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2011)	1 Year	Life of Fund[1]
CLASS A
Before Taxes	(19.92)%	8.45%
After Taxes on Distributions	(20.66)%	7.53%
After Taxes on Distributions and Sale of Fund Shares	(11.40)%	7.32%
CLASS C
Before Taxes	(16.43)%	9.71%
CLASS I
Before Taxes	(14.81)%	10.82%
INDEX
MSCI AC World Index ex USA[2] Index returns reflect no deduction for fees, expenses, or taxes.	(13.33)%	14.79%

1Performance is from November 25, 2008, inception date of Class A, Class C and Class I shares.

2  The average annual total returns of the Fund's former index, the MSCI EAFE Index, are (11.73)% for the year ended December 31, 2011 and 11.49% for the life of the Fund. Effective February 29, 2012, the MSCI AC World Index ex USA has been selected as the Fund's new index because the Adviser believes that the securities in which the Fund invests pursuant to its investment strategy correspond more closely to the securities included in that index. In particular, the new index includes emerging markets stocks, in which the Fund invests, and which the former index did not include.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Matthias A. Knerr is a Chief Investment Officer (Large Cap International Equities) of the Adviser. He has been Lead Portfolio Manager of the Fund since 2008.

Chris A. LaJaunie is a Senior Portfolio Manager with the Adviser and has held that position with the Fund since 2008.

International Select Fund (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the other intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-ISF-SUMPRO (3/12)